SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 21, 2019

(Date of earliest event reported)

Commission File No.: 0-25969
URBAN ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                                                            52-1166660
(State or other jurisdiction of                                                     (I.R.S. Employer Identification No.)
incorporation or organization)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act    ☐

 Item 5.07.  Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders at the 2019 Annual Meeting of Stockholders held on May 21, 2019 ("Annual Stockholders Meeting"):

•	The election of Terry L. Jones and Brian W. McNeill as Class A directors to serve until the 2020 annual meeting of stockholders or until their successors are duly elected and qualified.

•
The election of Catherine L. Hughes, Alfred C. Liggins, III, D. Geoffrey Armstrong, and Ronald E. Blaylock as directors to serve until the 2020 annual meeting of stockholders or until their successors are duly elected and qualified.

•	The approval of the Urban One 2019 Equity and Performance Incentive Plan.

  •     The ratification of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

For more information about the foregoing proposals, see our proxy statement dated April 5, 2019, the relevant portions of which are incorporated herein by reference. To be elected, each Class A director nominee must receive the affirmative vote of a plurality of the votes cast by the holders of the Class A common stock.  Each Class B director nominees are elected by the holders of Class A common stock and Class B common stock voting together as a single class but each share of Class A common stock is entitled to one vote and each share of Class B common stock is entitled to ten votes.  Members of our board of directors are elected by a plurality of votes cast.  This means that the nominees that received the most votes cast were elected to the board, even if they did not receive a majority of votes cast. At the close of business on April 5, 2019, there were 1,615,092 shares outstanding shares of our Class A common stock and 2,861,843 outstanding shares of our Class B common stock.  Accordingly, a total of 30,233,522 votes could be cast at the meeting.  Class C and Class D common stock were not entitled to vote on any proposal presented at the meeting.

The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

 Board of Director Election Results

Class A Director Nominee	Votes For	Votes Withheld	Non-Votes
Terry L. Jones	141,377	5,450	1,295,704
Brian W. McNeill	141,389	5,438	1,295,704
Class B Director Nominee
Catherine L. Hughes	28,644,057	121,332	1,295,704
Alfred C. Liggins, III	28,644,007	121,382	1,295,704
D. Geoffrey Armstrong	28,667,065	98,324	1,295,704
Ronald E. Blaylock	28,669,085	96,304	1,295,704

The six nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Approval of the Urban One 2019 Equity and Performance Incentive Plan

The results of the voting included 28,740,260 votes for, 16,462 votes against, and 60,994 votes abstained. The Urban One 2019 Equity and Performance Incentive Plan was approved.

Ratification of BDO USA LLP as Urban One's independent registered public accounting firm

The results of the voting included 29,983,625 votes for, 16,462 votes against, and 61,006 votes abstained. The appointment was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 URBAN ONE, INC.

                                 /s/ Peter D. Thompson
May 28, 2019                                          Peter D. Thompson
          Chief Financial Officer and Principal Accounting Officer